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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 12, 2001
                        (DATE OF EARLIEST EVENT REPORTED)



                            VASCULAR SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-27605
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              MINNESOTA                                    41-1859679
      (State of Incorporation)                 (IRS Employer Identification No.)

                             2495 XENIUM LANE NORTH
                          MINNEAPOLIS, MINNESOTA 55441
                    (Address of Principal Executive Offices)

                                 (763) 656-4300
               (Registrant's telephone number, including are code)





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ITEM 5. OTHER EVENTS.

On July 12, 2001, Vascular Solutions issued a press release announcing the settlement of patent litigation with St. Jude Medical. A copy of the press release is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release, dated July 12, 2001 announcing the settlement of patent litigation with St. Jude Medical

Exhibit 99.2 Settlement Agreement dated July 12, 2001 by and between Vascular Solutions and St. Jude Medical and Daig Corporation



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               VASCULAR SOLUTIONS, INC.


Date:  July 12, 2001                             By:  /s/ Richard J. Buchholz
                                                      -----------------------
                                                      Richard J. Buchholz
                                                      Chief Financial Officer